EXHIBIT 10.4

SECURITY AGREEMENT

SECURITY AGREEMENT, dated July 30, 2010, made by Frederick’s of Hollywood Group Inc., a New York corporation (“Grantor”), FOH Holdings, Inc., a Delaware corporation (the “Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Grantor, the Parent, Frederick’s and Stores, individually, a “Borrower”, and collectively, the “Borrowers”), in favor of Hilco Brands, LLC, a Delaware limited liability company, as arranger and agent for the Lenders (as defined below) party to the Financing Agreement referred to below (in such capacity, the “Agent”).

WITNESSETH:

WHEREAS, Grantor, the Borrowers, the lenders from time to time party thereto (collectively, the “Lenders”) and the Agent are parties to a Financing Agreement also dated as of this date (as the same may be amended, restated or otherwise modified from time to time, being hereinafter referred to as the “Financing Agreement”);

WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make certain a certain term loan in the original principal amount of Seven Million Dollars ($7,000,000.00) to the Borrowers (the “Loan”);

WHEREAS, it is a condition precedent to the making of the Loan pursuant to the Financing Agreement that Grantor shall have executed and delivered to the Agent a security agreement providing for the grant to the Agent, for the benefit of the Lenders, of a security interest in all tangible and intangible personal property and fixtures of Grantor and the other Borrowers;

WHEREAS, the Borrowers are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by Grantor often being provided through financing obtained by the other Borrowers and the ability to obtain such financing being dependent on the successful operations of all of the Borrowers as a whole;

WHEREAS, simultaneously with the execution of this Agreement, Agent and Wells Fargo Retail Finance II, LLC have entered into an Intercreditor Agreement, dated as of the Effective Date (the “Intercreditor Agreement”), that has been acknowledged by the Grantor and the other Borrowers; and

WHEREAS, Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, Grantor and the other Borrowers.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loan pursuant to the Financing Agreement, Grantor and the other Borrowers hereby agree with the Agent as follows:

SECTION 1.     Definitions.

(a) Reference is hereby made to the Financing Agreement for a statement of the terms thereof.  All terms used in this Agreement which are defined in the Financing Agreement or in Article 9 of the Uniform Commercial Code (the “Code”) as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

(b) The following terms shall have the respective meanings provided for in the Code:  “Accounts”, “Cash Proceeds”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Record”, “Security Account”, “Software”, and “Supporting Obligations.”

(c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Books” means all books and records, including all Records indicating, summarizing or evidencing assets (including the Collateral) or liabilities, all Records relating to a Person’s business operations or financial condition, and all goods and General Intangibles related to such information.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming Grantor and any  other Borrower as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, now or hereafter owned, acquired, created or used by Grantor or any other Borrower (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), all reissues and extensions or renewals thereof, all income, royalties, damages and payments now and hereafter due or payable or both with respect to the foregoing, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, all rights to sue for past, present and future infringements or misappropriations thereof, and all other rights corresponding thereto throughout the world.

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“Customer Records” means all customer lists, formulae, Website Collateral and other Records of Grantor and the other Borrowers relating to the distribution of products and services in connection with which any of such Trademarks are used.

“Domain Names” means fredericks.com or any other Internet domain name by which customers of Grantor or any other Borrower may access an Internet website through which Grantor or any other Borrower conducts business.

“Hosting Agent” means any Person engaged to host or maintain any Website Collateral.

“Hosting Agreement” means any agreement between Grantor and/or any other Borrower and any Hosting Agent.

“Intellectual Property” means the Copyrights, Patents and Trademarks.

“Licenses” means (a) the Copyright Licenses, the Trademark Licenses and the Patent Licenses, and all other license agreements and covenants not to sue with any other party with respect to any Patent, Trademark, or Copyright, along with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable to Grantor or any other Borrower with respect thereto, including, without limitation, the right to recover any damages and payments for past, present and future breaches thereof, (iii) rights to sue for past, present and future breaches thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights throughout the world, in each case whether now owned or hereafter acquired by Grantor or any other Borrower, and (b) the Hosting Agreement and any other agreement relating to the Website Collateral or any Website, or both.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming Grantor or any other Borrower as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now hereafter owned, acquired or used by Grantor or any other Borrower (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), all reissues, divisions, continuations, continuations-in–part, extensions, renewals and reexaminations thereof, all income, royalties, damages and payments now and hereafter due or payable or both with respect to the foregoing, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, all rights to sue for past, present and future infringements or misappropriations thereof, and all other rights corresponding thereto throughout the world.

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“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming Grantor or any other Borrower as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by Grantor or any other Borrower and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, corporate names, business names, d/b/a’s, fictitious names, alternate names, Domain Names and other Internet domain names, trade dress, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, created, acquired or used by Grantor or any other Borrower (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, corporate names, business names, d/b/a’s, fictitious names, alternate names, Internet domain names, trade dress, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with the entire product lines and goodwill of the business connected with and symbolized by the foregoing, all income, royalties, damages and payments now and hereafter due or payable or both with respect to the foregoing, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, all rights to sue for past, present and future infringements or misappropriations thereof, and all other rights corresponding thereto throughout the world, and all Customer Records.

“Website” means an Internet website accessible through a Domain Name, as may be modified from time to time.

“Website Collateral” means all data and content maintained by all Hosting Agents pursuant to the Hosting Agreement or any other similar agreement with any other Person.

SECTION 2.     Grant of Security Interest.  As collateral security for all of the Obligations (as defined in Section 3 hereof), Grantor and the other Borrowers hereby pledge and grant to the Agent, for the benefit of the Lenders, a continuing security interest in all of the tangible and intangible personal property and Fixtures of Grantor and the other Borrowers, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the “Collateral”), including, without limitation, the following:

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(a) all Accounts;

(b) all Chattel Paper (whether tangible or electronic);

(c) the Commercial Tort Claims specified on Schedule VI hereto;

(d) all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of the Agent, any Lender or any Subordinated Lender, or any affiliate, representative, agent or correspondent of the Agent, such Lender or such Subordinated Lender;

(e) all Documents;

(f) all Equipment;

(g) all Fixtures;

(h) all General Intangibles (including, without limitation, all Payment Intangibles);

(i) all Goods;

(j) all Instruments (including, without limitation, Promissory Notes);

(k) all Inventory;

(l) all Investment Property;

(m) all Intellectual Property and all Licenses;

(n) all Leases;

(o) all Letter-of-Credit Rights;

(p) all Supporting Obligations;

(q) all other tangible and intangible personal property of Grantor and the other Borrowers (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of Grantor and the other Borrowers described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by Grantor or any other Borrower in respect of any of the items listed above), and all Books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of Grantor, any other Borrower or any other Person from time to time acting for Grantor or any other Borrower that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

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(r) all Proceeds, including all Cash Proceeds and Noncash Proceeds, including, without limitation, instruments representing obligations to pay amounts in respect of any Patents, Trademarks, Copyrights or Licenses, and products of any and all of the foregoing Collateral;

in each case howsoever Grantor’s or any Borrower’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

SECTION 3.     Security for Obligations.  This Security Agreement is intended to grant to the Agent, on behalf of the Lenders, a first priority lien on and security interest in all of the Grantor’s Intellectual Property and Licenses, and a second priority lien on and security interest  in all of  the other Collateral as continuing collateral security for all of the following obligations, in each case subject to Permitted Liens, whether now existing or hereafter incurred (the “Obligations”):

(a) the prompt payment or satisfaction by each Borrower, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all Obligations (as defined in the Financing Agreement), including, without limitation, (i) principal of and interest on the Loan (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding) and (ii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

(b) the due performance and observance by each Borrower of all of its other obligations from time to time existing in respect of the Loan Documents.

SECTION 4.     Representations and Warranties.  Grantor and each of the other Borrowers, jointly and severally, represents and warrants as follows:

(a) Schedule I hereto sets forth (i) the exact legal name of Grantor and each Borrower, and (ii) the organizational identification number of Grantor and each Borrower or states that no such organizational identification number exists.

(b) Each of Grantor and the other Borrowers (i) is a corporation, duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization as set forth on Schedule I hereto, (ii) has all requisite power and authority to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be qualified or in good standing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

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(c) The execution, delivery and performance by Grantor and the other Borrowers of this Agreement and each other Loan Document to which Grantor or any other Borrower is a party or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws,  or any applicable law or any contractual restriction binding on or otherwise affecting Grantor or any other Borrower or any of their respective properties, (iii) do not and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of their properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or the operations or any of its properties, except where such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(d) This Agreement is, and each other Loan Document to which Grantor or any other Borrower is or will be a party, when executed and delivered pursuant hereto, will be, a legal, valid and binding obligation of Grantor and each other Borrower that is a party thereto, enforceable against Grantor or such other Borrower in accordance with its terms.

(e) There is no pending or, to the knowledge of Grantor or any other Borrower, threatened action, suit, proceeding or claim before any Governmental Authority or any arbitrator, or any order, judgment or award by any Governmental Authority or arbitrator, that may adversely affect the grant by Grantor or any other Borrower, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Agent of any of its rights or remedies hereunder.

(f) All taxes, assessments and other governmental charges imposed upon Grantor or any other Borrower or any property of Grantor or any other Borrower (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(g) All Equipment, Fixtures, Goods and Inventory now existing are, and all Equipment, Fixtures, Goods and Inventory hereafter existing will be, located at the addresses specified therefor in Schedule III hereto.  The chief places of business and chief executive offices of Grantor and each other Borrower, the place where Grantor and each other Borrower keep their respective Books and Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto.  None of the Accounts are evidenced by a Promissory Note or other Instrument.  Set forth in Schedule II hereto is (i) a complete and correct list of each trade name used by Grantor and each other Borrower and (ii) the name of, and each trade name used by, each person from which Grantor or any other Borrower has acquired any substantial part of the Collateral.

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(h) Grantor has delivered to the Agent complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the Licenses existing on the date of this Agreement.  Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of Grantor or any other Borrower or any of their Affiliates in respect thereof.  Each License now existing is, and each other License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms.  No default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party, except where such default, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(i) Grantor and/or the other Borrowers own and control, or otherwise possess adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity and/or other intellectual property rights necessary to conduct their respective businesses in substantially the same manner as conducted as of the date hereof.  Schedule II hereto sets forth a true and complete list of all Intellectual Property and Licenses owned or used by Grantor and/or the other Borrowers as of the date hereof.  All of such Trademarks, Patents and Copyrights are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part.  Except as set forth in Schedule II, none of such Intellectual Property is the subject of any licensing or franchising agreement.  Neither Grantor nor any other Borrower has any knowledge of any conflict with the rights of others to any Intellectual Property and, to the best knowledge of Grantor and each other Borrower, is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of Grantor and each other Borrower, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by Grantor or any other Borrower.  Neither Grantor nor any other Borrower has received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.  All Equipment, including, without limitation, computers, servers, modems, monitors, printers, plotters, or memory storage devices, used in connection with the creation, design, maintenance or operation of the Websites (the “Related Equipment”) is owned by Grantor or another Borrower, except as otherwise set forth on Schedule III attached hereto.  All information heretofore, herein or hereafter supplied to the Agent by or on behalf of Grantor and the other Borrowers with respect to the Intellectual Property and/or the Licenses is accurate and complete in all material respects.

(j) Grantor and each other Borrower is and will be at all times the sole and exclusive owner of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the Liens created by this Agreement and (ii) Permitted Liens, except that any such Permitted Lien that covers any Intellectual Property, Licenses or Proceeds of the foregoing is junior and subordinate of the Agent’s Lien therein.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Agent relating to this Agreement and (B) such as may have been filed to perfect or protect any Permitted Liens.

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(k) The exercise by the Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting Grantor or any other Borrower or any of their respective properties and will not result in or require the creation of any Lien upon or with respect to any of their respective properties.

(l) Subject to the provisions of the Intercreditor and Subordination Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by Grantor and the other Borrowers, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property, for the recording of the appropriate Agreement for Security, substantially in the form of Exhibit A hereto, in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to the Intellectual Property and Licenses, and/or (D) the taking possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral.

(m) This Agreement creates in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral, as security for the Obligations.  The recording of the Agreements for Security executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the financing statements described in Schedule V hereto and, with respect to Intellectual Property hereafter existing and not covered by an Agreement for Security, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments, result in the perfection of such security interests.  Such security interests are, or in the case of Collateral in which Grantor or any other Borrower obtains rights after the date hereof, will be, perfected, first priority security interests,  subject only to the Permitted Liens (except that any such Permitted Lien that covers any Intellectual Property, Licenses or Proceeds of the foregoing shall be junior and subordinate to the Agent’s Lien therein) and the recording of such instruments.  Such recordings and filings and all other actions necessary or desirable to perfect and protect such security interest have been duly taken, except for (i) the Agent’s having possession of Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof, and (ii) and the other filings and recordations described in Section 4(l) hereof.

(n) Neither Grantor nor any other Borrower have any Commercial Tort Claims and is not aware of any such pending claims, except for such claims described in Schedule VI.

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SECTION 5.     Covenants as to the Collateral.  Subject to the provisions of the Intercreditor Agreement, so long as any principal of or interest on the Loan or any other Obligation (whether or not due) shall remain unpaid unless the Agent shall otherwise consent in writing:

(a) Further Assurances.  Grantor and the other Borrowers will at their expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation:  (A) marking conspicuously each License and, at the request of the Agent, each of their Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by a Promissory Note or other Instrument, in a face amount exceeding $10,000, delivering and pledging to the Agent hereunder such Promissory Note, Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) executing and filing (to the extent, if any, that Grantor’s or any other Borrower’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Agent’s security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Agent, which such written acknowledgement shall be in form and substance satisfactory to the Agent, (F) if at any time after the date hereof, Grantor or any other Borrower acquires or holds any Commercial Tort Claim, immediately notifying the Agent in a writing signed by Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Agent, and (G) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b) Location of Equipment and Inventory.  Grantor and the other Borrowers will keep the Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business) at the locations specified therefor in Section 4(g) hereof or, (x) upon at least thirty (30) days’ prior written notice to the Agent, (y) the delivery to the Agent of a new Schedule III hereto indicating each new location of the Equipment and Inventory, and (z) at such other locations in the continental United States as Grantor or another Borrower may elect, provided that (i) all action has been taken to grant to the Agent a perfected, second priority security interest in such Equipment and Inventory (subject only to Permitted Liens), and (ii) the Agent’s rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

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(c) Condition of Equipment.  Grantor and each other Borrower will maintain or cause the Equipment to be maintained and preserved in good condition, repair and working order as when acquired and in accordance with any manufacturer’s manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Agent may request to such end.  Grantor and/or each other Borrower will promptly furnish to the Agent a statement describing in reasonable detail any loss or damage in excess of $25,000 to any Equipment.

(d) Taxes, Etc.  Grantor and each other Borrower agree to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(e) Insurance.

(i)           Grantor and each other Borrower will, at their own expense, maintain insurance in accordance with Section 6.01(h) of the Financing Agreement and the other terms and conditions of the Financing Agreement.  Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and Grantor (and/or the other Borrowers, as applicable), as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Agent.  Each such policy shall in addition (A) name Grantor (and/or the other Borrowers, as applicable) and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by Grantor or any other Borrower, (C) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (D) provide that at least thirty (30) days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Agent by the insurer.  Grantor and each other Borrower will, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.  Grantor and each other Borrower will also, at the request of the Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

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(ii)           All insurance payments, including, without limitation, any reimbursements, made under any liability insurance policy maintained by Grantor and/or the other Borrower pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance.  In the case of any loss involving damage to Equipment or Inventory any proceeds of insurance maintained by Grantor pursuant to this Section 5(e) shall, subject to any prior payments to the holders of any Permitted Liens, be paid to the Agent as to which paragraph (iii) of this Section 5(e) is not applicable, Grantor and each other Borrower will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor or any other Borrower pursuant to this Section 5(e) shall be paid by the Agent to Grantor as reimbursement for the costs of such repairs or replacements.

(f) Provisions Concerning the Accounts.

(i)           Neither Grantor nor any other Borrower shall, without the prior written consent of the Agent, change (A) its name, identity or organizational structure or (B) its jurisdiction of incorporation as set forth in Section 4(b) hereto.  Grantor and each other Borrower shall (x) immediately notify the Agent upon obtaining an organizational identification number, if on the date hereof Grantor did not have such identification number, and (y) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Agent pursuant to the terms of the Financing Agreement to inspect and make abstracts from such Records and Chattel Paper.

(ii)           Grantor and each other Borrower will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts.  In connection with such collections, Grantor and each other Borrower may (and, at the Agent’s direction, will) take such action as Grantor, such Borrower or the Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that, subject to the prior rights of the holders of any Permitted Liens, the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to Grantor or such Borrower thereunder directly to the Agent or its designated agent and, upon such notification and at the expense of Grantor or such Borrower and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor or such Borrower might have done.  After receipt by Grantor or any other Borrower of a notice from the Agent that the Agent has notified, intends to notify, or has enforced or intends to enforce Grantor’s or any other Borrower’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by Grantor or any other Borrower in respect of the Accounts shall, subject to the prior rights of the holders of any Permitted Liens:  (i) be received in trust for the benefit of the Agent hereunder, (ii) be segregated from other funds of Grantor or any other Borrower and (iii) be forthwith paid over to the Agent, in the same form as so received (with any necessary endorsement) to be held as cash collateral and, in any such event, either (i) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (ii) if an Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) subject to the prior rights of the holders of any Permitted Liens, neither Grantor nor any other Borrower will adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon.  In addition, upon the occurrence and during the continuance of an Event of Default, subject to the prior rights of the holders of any Permitted Liens, the Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which Grantor or any other Borrower either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution.  Subject to the prior rights of the holders of any Permitted Liens, any such securities, cash, investments and other items so received by the Agent shall (in the sole and absolute discretion of the Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

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(g) Provisions Concerning the Licenses.

(i)           Grantor and each other Borrower will promptly notify the Agent in writing if Grantor or such Borrower reasonably believe that :  (A) any party to a License other than Grantor or such Borrower is in breach or default of its obligations under such License; or (B) Grantor or such Borrower has a claim against any other party to a License; or (C) any party to a License has a claim against Grantor or any other Borrower.  Upon the occurrence and during the continuance of any breach or default under any License by any party thereto other than Grantor or any other Borrower, (A) Grantor or such Borrower will, promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) neither Grantor nor any other Borrower will, without the prior written consent of the Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) Grantor and each other Borrower will, upon written instructions from the Agent and at Grantor’s expense, take such action as the Agent may deem necessary or advisable in respect thereof.

(ii)           Grantor and each other Borrower will, at their expense, promptly deliver to the Agent a copy of each notice or other communication received by it by which any other party to any License purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by Grantor or such Borrower thereto.

(iii)           Grantor and each other Borrower will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all actions necessary to maintain the Licenses in full force and effect.  Neither Grantor nor any other Borrower will enter into any new License without the prior written consent of the Agent.  Neither Grantor nor any other Borrower will, without the prior written consent of the Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any License.  If any License is subject to renewal, Grantor and/or the other Borrowers shall give the Agent written notice of its intentions regarding such renewal at least ninety (90) days prior to the renewal date.

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(h) Transfers and Other Liens.

(i)           Except to the extent expressly permitted by this Agreement or the Financing Agreement, neither Grantor nor any other Borrower will sell, assign (by operation of law or otherwise), lease, rent, license, exchange or otherwise transfer or dispose of any of the Collateral.

(ii)           Except to the extent expressly permitted by this Agreement or the Financing Agreement, neither Grantor nor any other Borrower will create, suffer to exist or grant any Lien upon or with respect to any Collateral.

(iii)           Except to the extent expressly permitted by this Agreement or the Financing Agreement, neither Grantor nor any other Borrower will sell, assign (by operation of law or otherwise), lease, rent, license, exchange, otherwise transfer or dispose of, or provide any third party with a copy of or access to any Customer Records.

(i) Intellectual Property.

(i)           If applicable, Grantor and each other Borrower has duly executed and delivered the applicable Agreement for Security in the form attached hereto as Exhibit A.  Grantor and each other Borrower (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and neither Grantor nor any other Borrower will (nor permit any licensee thereof to) take any act or knowingly omit to take any act whereby any Intellectual Property may be abandoned or cancelled or otherwise become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, neither Grantor nor any other Borrower shall have any obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned, cancelled or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien and security interest created by this Agreement or (C) that is substantially the same as other Intellectual Property that is in full force and effect, so long as the failure to use or maintain such Intellectual Property could not reasonably be expected to have a Material Adverse Effect or on the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.

(ii)           If any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, Grantor and each other Borrower shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Agent and (y) to the extent Grantor or such other Borrower shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as Grantor or such other Borrower shall deem appropriate under the circumstances to protect such Intellectual Property.

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(iii)           Grantor shall furnish to the Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Agent may reasonably request, all in reasonable detail and promptly upon request of the Agent.  Following receipt by the Agent of any such statements, schedules or reports, Grantor and each other Borrower shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any Intellectual Property and Licenses which become part of the Collateral under this Agreement, and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.

(iv)           Grantor and each other Borrower will cause to be taken all necessary and appropriate steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in the United States or any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits or declarations of use, affidavits or declarations of incontestability, opposition, interference and cancellation proceedings, and payment of maintenance fees, filing fees, taxes and/or other governmental fees.  Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, neither Grantor nor any other Borrower may abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, Grantor or another Borrower will take such action as the Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

(v)           Grantor and each other Borrower shall apply for registration of Intellectual Property to the extent it deems necessary or advisable in its reasonable business judgment as such Intellectual Property is created, adopted or used and diligently prosecute such applications; provided, however, that in no event shall Grantor or any other Borrower, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Intellectual Property unless it gives the Agent prior written notice thereof.  Grantor and each other Borrower shall take such actions as the Agent may request from time to time to perfect or continue the perfection of the Lenders’ interest in the Intellectual Property.  Upon request of the Agent, Grantor and/or another Borrower, as appropriate, shall execute, authenticate and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of Grantor and the other Borrowers relating thereto or represented thereby, and each of Grantor and the other Borrowers hereby appoints the Agent their attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of all Commitments, the repayment or satisfaction of all of the Obligations in full and the termination of each of the Loan Documents.  Upon request of the Agent, Grantor and each other Borrower shall provide the Agent with copies of all filings made with respect to any of the Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, and any similar office or agency of the United States or any country or any political subdivision thereof.

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(j) Inspection and Reporting.  Grantor and each other Borrower shall permit the Agent, or any agents or representatives thereof or such professionals or other Persons as the Agent may designate (i) to examine, inspect and make copies of and abstracts from such Grantor’s and any other Borrower’s records  and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, notes, Accounts, Inventory and other assets of such Grantor or such other Borrower from time to time, (iii) to conduct audits, physical counts, appraisals and/or valuations at the locations of such Grantor , in each case as provided in the Financing Agreement and (iv) to discuss the affairs, finances and accounts of the Grantor or such other Borrower with any of its directors, officers, managerial employees, independent accountants or any of its other representatives.

(k) Websites and Website Collateral.  Grantor and each other Borrower will (i) maintain its Websites in continuous operation, providing at least its current level of functionality with respect to Grantor’s or such other Borrower’s business operations, (ii) maintain the Website Collateral and Related Equipment at the Hosting Agent’s premises and, notwithstanding anything herein to the contrary, obtain the Agent’s prior written consent prior to any removal from or change in such location, (iii) permit the Agent, and cause the Hosting Agent to permit the Agent, to inspect such Website Collateral and Related Equipment at any time, (iv) promptly upon request by the Agent, cause the administrative contact for the Domain Names to be changed to a person designated by the Agent, and not permit any other change or revision in such information without the prior written consent of the Agent, (v) maintain with the records of the applicable domain name registrar a billing contact who has a position within Grantor or another Borrower and has actual responsibility for taking whatever action is necessary for the maintenance of such Domain Names, (vi) pay all fees and charges required for the maintenance of such Domain Names at least thirty (30) days before any such fee or charge is due, and (vii) not obtain any License, whether of Software or Intellectual Property, for use in connection with any of the Websites, without the prior written consent of the Agent.  Grantor and each other Borrower shall furnish to the Agent, promptly upon request, (A) a waiver and consent agreement executed by the Hosting Agent in connection with the Website Collateral, such waiver and consent to be in such form and upon such terms as are acceptable to the Agent, and (B) an executed Registrant Name Change Agreement (or such other document required by the applicable domain name registrar in connection with the change of registrant for a Domain Name) providing for the naming of the Agent as registrant for each of the Domain Names, to be held in escrow by the Agent until the occurrence of an Event of Default.

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SECTION 6.    Additional Provisions Concerning the Collateral.

(a) Grantor and each other Borrower hereby (i) authorizes the Agent to file, one or more financing or continuation statements, and amendments thereto (which may identify the collateral as all assets of Grantor and all other Borrowers (or words of similar effect) or as being of an equal or lesser scope or with greater detail), relating to the Collateral and (ii) ratifies such authorization to the extent that the Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b) Grantor and each other Borrower hereby irrevocably appoints the Agent as its attorney-in-fact and proxy, with full authority in the place and stead of Grantor and such other Borrowers and their names or otherwise, from time to time in the Agent’s discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Grantor and the other Borrowers under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Agent and the Lenders with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Agent and the Lenders with respect to any Collateral.  This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full after the termination of the Financing Agreement and the other Loan Documents.

(c) For the purpose of enabling the Agent to exercise rights and remedies hereunder, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Grantor and each other Borrower hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor or any other Borrower) to use, assign, license or sublicense any of the Intellectual Property and/or Licenses now owned or hereafter acquired by Grantor any other Borrower, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.  Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Financing Agreement that limit the right of Grantor or any other Borrower to dispose of its property and Sections 5(g), (h) and (i) hereof, so long as no Event of Default shall have occurred and be continuing, Grantor and the other Borrowers may exploit, use, enjoy or protect the Intellectual Property and Licenses in the ordinary course of its business.  In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Agent shall from time to time, upon the request of Grantor, execute and deliver any instruments, certificates or other documents, in the form reasonably requested, which Grantor or any other Borrower shall have certified are appropriate (in Grantor’s or such other Borrower’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property and/or Licenses).  Further, upon the payment or satisfaction in full of all of the Obligations after the termination of the Financing Agreement and the other Loan Documents, the Agent (subject to Section 11(e) hereof) shall release to Grantor or another Borrower, as appropriate, all of the Agent’s right, title and interest in and to the Intellectual Property and the Licenses, all without recourse, representation or warranty whatsoever.  The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by Grantor or any other Borrower in accordance with the second sentence of this clause (c).  Grantor and each other Borrower hereby release the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

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(d) If Grantor or any other Borrower fail to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of Grantor or such other Borrower, and the expenses of the Agent incurred in connection therewith shall be payable by Grantor or such other Borrower pursuant to Section 8 hereof and shall be secured by the Collateral.

(e) The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f) Anything herein to the contrary notwithstanding (i) Grantor and the other Borrowers shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of their respective obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release Grantor or any other Borrower from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Agent be obligated to perform any of the obligations or duties of Grantor or any other Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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SECTION 7.     Remedies Upon Default.  Subject to the provisions of the Intercreditor and Subordination Agreement, if any Event of Default shall have occurred and be continuing:

(a) The Agent may exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Agent’s name or into the name of its nominee or nominees (to the extent the Agent has not theretofore done so) and thereafter receive, for the benefit of the Agent and the Lenders, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require Grantor and the other Borrowers to, and Grantor and the other Borrowers hereby agree that they will at their expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent that is reasonably convenient to both parties, and the Agent may enter into and occupy any premises owned or leased by Grantor or any other Borrower where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Agent’s rights and remedies hereunder or under law, without obligation to Grantor or any other Borrower in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable, expressly including, without limitation, to the Agent or the Lenders (or any of them) pursuant to a credit bid for the amount then outstanding under the Loan and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Agent may deem commercially reasonable.  Grantor and the other Borrowers agree that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least five (5) days’ notice to Grantor and the other Borrowers of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification.  The Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given.  The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Grantor and the other Borrowers hereby waive any claims against the Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waive all rights that Grantor and/or the other Borrowers may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof.  Grantor and the other Borrowers hereby acknowledge that (i) any such sale of the Collateral by the Agent shall be made without warranty, (ii) the Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral.  In addition to the foregoing, (i) upon written notice to Grantor and the other Borrowers from the Agent, Grantor and the other Borrowers shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Agent may, at any time and from time to time, upon five (5) days’ prior notice to Grantor and the other Borrowers, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (iii) the Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default) execute and deliver, on behalf of Grantor and/or any other Borrower, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

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(b) Any cash held by the Agent as Collateral and all Cash Proceeds received by the Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 8 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect, consistent with the provisions of the Financing Agreement.  Any surplus of such cash or Cash Proceeds held by the Agent and remaining after payment or satisfaction in full of all of the Obligations after the termination of the Financing Agreement and the other Loan Documents shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent and the Lenders are legally entitled, Grantor and the other Borrowers shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Agent to collect such deficiency.

(d) Grantor and each other Borrower hereby acknowledges that, if the Agent complies with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely effect the commercial reasonableness of any sale or other disposition of the Collateral.

(e) The Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment or satisfaction of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that Grantor or any other Borrower lawfully may, Grantor and such other Borrowers hereby agree that they will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantor and the other Borrowers hereby irrevocably waive the benefits of all such laws.

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SECTION 8.     Indemnity and Expenses.

(a) Grantor and each other Borrower agrees to indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, legal fees, costs, expenses, and disbursements of Agent’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b) Grantor and the other Borrowers will upon demand pay to the Agent the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Agent), which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by Grantor or any other Borrower to perform or observe any of the provisions hereof.

SECTION 9.     Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to Grantor or any other Borrower, to it in care of the Administrative Borrower at its address specified in the Financing Agreement or as otherwise specified next to Grantor’s signature below; if to the Agent, to it at its address specified in the Financing Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9.  All such notices and other communications shall be effective (i) if mailed, when received or three (3) days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery.

SECTION 10.   Security Interest Absolute.  All rights of the Agent and the Lenders, all Liens and all obligations of Grantor and the other Borrowers hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Financing Agreement, any other Loan Document or any other agreement or instrument relating thereto, (b) any change in the time, manner or place of payment or satisfaction of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other Loan Document, (c) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Borrowers in respect of the Obligations.  All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

SECTION 11.   Miscellaneous.

(a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Grantor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by Grantor or any other Borrower therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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(b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Agent or any Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Agent or any Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Borrower.

(c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (A) the payment or satisfaction in full of the Obligations and (B) the termination of the Financing Agreement and the other Loan Documents, and (ii) be binding on Grantor, the other Borrowers and all other Persons who become bound as debtor to this Agreement in accordance with §9-203(d) of the Code and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective permitted successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to Grantor or any other Borrower, the Agent and the Lenders may assign or otherwise transfer their rights and obligations under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Agent or any such Lender shall mean the assignee of the Agent or such Lender.  None of the rights or obligations of Grantor or any other Borrower hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

(e) Upon the satisfaction in full of the Obligations and the termination of the Financing Agreement and the other Loan Documents, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to Grantor and the other Borrowers and (ii) the Agent will, upon Grantor’s request and at Grantor’s expense, (A) return to Grantor and the other Borrowers such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

22

(f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(g) Grantor and each other Borrower hereby irrevocably and unconditionally:

(i)           Submits for themselves and their respective property in any action, suit or proceeding relating to this Agreement or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts thereof;

(ii)           Agrees that any such action, suit or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)           Consents to the service of any and all process in any such action, suit or proceeding by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to Grantor at its address set forth in Section 9 hereof or at such other address of which the Agent shall have been notified pursuant thereto;

(iv)           To the extent that Grantor or any other Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Grantor and the other Borrowers hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents;

(v)           Agrees that nothing herein shall affect the right of the Agent or any Lender to effect service of process in any other manner permitted by law or shall limit the right of the Agent or any Lender to sue in any other jurisdiction; and

(vi)           Waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(h) GRANTOR AND THE OTHER BORROWERS (AND BY THEIR ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) AND THE AGENT WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

23

(i) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(j) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

(k) The Agent may, in its sole and absolute discretion, enforce the provisions hereof against Grantor and the other Borrowers without resorting to or regard to other Collateral or other sources of reimbursement for the Obligations and shall not be required to proceed against all Borrowers jointly or seek payment from the all the Borrowers or Guarantors ratably.  The release or discharge of any other Borrower or Guarantor by the Agent shall not release or discharge Grantor or any other Borrower from the obligations of such Person hereunder.

(l) Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Agent or the Lenders hereunder with respect to any Collateral is subject to the provisions of the Intercreditor Agreement.

[SIGNATURE PAGES ON FOLLOWING PAGE]

24

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, and the other Borrowers have caused this Agreement to be executed and delivered by their agent thereunto duly authorized, as of the date first above written.

BORROWERS:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FOH HOLDINGS, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:	FOH Holdings, Inc., its Manager
	By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

AGENT AND LENDER:

HILCO BRANDS, LLC

By:	/s/ Benjamin Nortman
Name: Benjamin Nortman
Title: Managing Director

25

SCHEDULE I

LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS;
STATES OR JURISDICTION OF ORGANIZATION

Name/Chief Place of Business	Jurisdiction of Incorporation/Formation	Organizational ID	FEIN

FREDERICK’S OF HOLLYWOOD GROUP INC. 1115 Broadway New York, New York 10010	New York	None	13-5651322

FOH HOLDINGS, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	2749384	36-4155442

FREDERICK'S OF HOLLYWOOD, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	0580404	95-2666265

FREDERICK’S OF HOLLYWOOD STORES, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	C16109-98	95-4698882

HOLLYWOOD MAIL ORDER, LLC 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	LLC5354-99	95-4755205

Schedules

SCHEDULE II

TRADEMARKS AND TRADEMARK LICENSES;
PATENTS AND PATENT LICENSES;
COPYRIGHTS AND COPYRIGHT LICENSES

1.           Trademarks Frederick’s of Hollywood, Inc. (“FOH”)

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
CALIFORNIA.
FREDERICK’S	Reg. No. (CA) 4368 Renewal No. 7565	Issued 4/30/76 Renewed 4/30/06	4/30/16	35	4/1947 3/1946	N/A	FOH	Retail sales of wearing apparel and accessories, toilet preparations, watches, books.	Next renewal due by 4/30/16.

U.S.
F (Stylized)	Reg. No. 3,532,435	Issued 11/11/2008	11/11/18	3, 18, 21, 25	3- 11/1/03 11/1/03 18- 10/1/04 10/1/04 21- 11/1/03 11/2/03 25- 3/1/02 3/1/03	Due 11/12/13 - 11/11/14	FOH
3-Bubble bath, body oil, body beads, body glitter; body; bath power, face powder, talcum powder, perfume, cologne, toilet water, essential oils for personal use, hand cream, body cream, face cream, face cleanser.

18-Toiletry cases of imitations leather.

21-Non-metal decorative boxes, namely, soap boxes and ceramic boxes for hair care accessories.
25-Body shapers, body suits, bustiers, camisoles, dresses, foundation garments, garter belts, lingerie, loungewear, negligees, night gowns, night shirts, pajamas, panties, pantyhose, sleepwear, stockings, tap pants, teddies, underpants.
Decl. of Continued Use & Incontestability due between 11/11/13 - 11/11/14.

F (Stylized)	Reg. No. 3,076,474	Issued 4/4/2006	4/4/16	3, 4, 25, 35	6/2000 6/2000	Due 4/4/11-4/4/12	FOH
003 – Toilet water and body lotion.

004 – Candles.

025 - Clothing, namely, bras, breast enhancers and push-up pads.

035 - Retail store, mail order catalogue services, and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Decl. of Continued Use & Incontestability due between 4/4/11-4/4/12.

Schedules

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
CORSETINI	85/029,166	Filed 5/3/10		03, 25	ITU		FOH
03 - Bath oil; body cream; body lotion; body oil; body powder; fragrances; perfumes and colognes; shower and bath gel; sun care lotions.
25 – Bathing suits; bras; cover-ups; lingerie; panties, shorts and briefs; swimwear.
									Application filed.

FREDERICK’S	Reg. No. 1,055,867	Issued 1/11/1977	1/11/17	3	3/1946	Filed	FOH	003 - Breast cream, perfume, skin lotion, nail enamel, nail polish, shaving cream, face wrinkle cream, and body massage cream.	Next renewal due by 1/11/17.

FREDERICK’S	Reg. No. 1,058,525	Issued 2/8/1977 Renewed	2/8/17	25	3/1946	Filed	FOH
025 - Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses (women's and [ girls' ] ), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts (men's [ and boys' ] ), shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist cinchers.
									Next renewal due by 2/8/17.

FREDERICK’S	Reg. No. 1,052,485	Issued 11/9/1976	11/9/16	26	3/1946	Filed	FOH	026 - Hairpieces and wigs.	Next renewal due by 11/9/16.

FREDERICK’S	Reg. No. 1,051,548	Issued 10/26/1976	10/26/16	42	1946	Filed	FOH	042 - Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.	Next renewal due by 10/26/16.

FREDERICK’S (Stylized)	Reg. No. 664,746	Issued 7/22/1958	7/22/18	25	1946	Filed	FOH
025 - Women's and girls' dresses, brassieres, corsets, girdles, foundation garments, slips, panties, garter belts, slippers, hosiery, nightgowns, pajamas, robes, chemises, men's under shorts, and pajamas.
									Next renewal due by 7/22/18.

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,674,329	Issued 2/4/1992	2/4/12	25	1946	Filed	FOH
025 - [Aprons,] gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, [ coveralls, ] corsets, culottes, dresses (women's and girls), dusters, foundation garments, [ fur capes, fur coats, fur neck pieces, fur pieces, ] garter belts, garters, girdles, half slips, hosiery, [ housecoats, ] jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pantsuits, panty hose, paste-on bras, peignoir sets, [ petticoats, ] playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, undershorts, and waist cinchers.
Next renewal due by 2/4/12.

FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 3,405,857	Issued 4/1/08	4/1/18	3, 4, 14, 18, 28	3 -6/1/05 4-1/1/05 14-9/1/05 18-7/1/05 28-1/1/05	3/31/13 - 4/1/14	FOH
003 - Personal care products, namely, nail polish, nail polish remover, nail stencils, hard artificial nails, fragrant body splash, hand lotion, face lotion, hand soap, face soap, hair shampoo, hair conditioner, hair styling gel, hair spray, hair dyes, hair rinses, perfume, cologne, toilet water, and essential oils for personal use, mascara, blush, eye shadow, lip stick, lip gloss, make-up powder and make-up foundation, make-up remover, eye cream, hand cream, body cream, face cream, cosmetic astringent for the face, face cleanser, bath oil, bath beads, face powder, bath powder, talcum powder, non-medicated blemish stick, shaving cream, deodorant, potpourri, scented beads, body suntan lotion, face suntan lotion, body sunless tanning lotion, face sunless tanning lotion, body pre-sun tanning lotion, face pre-sun tanning lotion, body after sun tanning lotion and face after sun tanning lotion, laundry care products, namely, dryer fabric softener sheets; home fragrance products, namely, potpourri, room fragrancing gels and toilet soaps; washing compounds for use with lingerie.
004 – Candles.
014 - Jewelry, horological and chronometric instruments, namely, watches and clocks.
018 - Handbags, wallets, purses, coin purses, tote bags, briefcases, attaché, shoulder bags, and toiletry cases made of leather and imitations of leather, sport bags, luggage.
028 - Sporting goods, namely golf balls, tennis balls, baseballs, and toys namely plush, stuffed animals and dolls; playing cards.
Decl. of Continued Use & Incontestability due between 3/31/13-4/1/14.

FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 2,932,489	Issued 3/15/2005	3/15/15	3, 9, 25, 35	7/1999	Due 3/15/10-3/15/11	FOH
003 - Personal care products, namely shower gel, bubble bath, body lotion, body soap, body glitter, body powder, and home fragrance products, namely sachets and room fragracing sprays.

009 - Sunglasses.

025 - Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, [ footwear,] foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

035 -Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Decl. of Continued Use & Incontestability due between 3/15/10-3/15/11. Documentation pending.

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,627,771	Issued 12/11/1990	12/11/10	42	3/1946	Filed	FOH	042 - Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, (pharmaceuticals and exercising equipment and aids).	Renewal due by 12/11/10.

FREDERICKS. COM	Reg. No. 2,403,596	Issued 11/14/2000	11/14/10	35	8/11/1995	Due 11/14/05-11/14/06	FOH
035 - Computerized online retail store services featuring clothing, lingerie, undergarments, accessories for men and women, hairpieces and wigs, loungewear, activewear, hosiery, slippers, shoes, boots, swimwear and beachwear.
									Renewal due by 11/14/10.

GET CHEEKY & Design	Reg. No. 3,416,487	Issued 4/29/08	4/29/18	25	7/2002 7/2002	4/30/13 - 4/29/14	FOH	Clothing, namely women's panties, bras, underwear and lingerie.	Decl. of Cont. Use & Incontestability due between 4/30/13 – 4/29/14.

HOLLYWOOD ICON BY FREDERICK’S OF HOLLYWOOD	SN 77/937,136	Filed 2/16/10		25	ITU		FOH	Lingerie, namely slips, bras, panties, teddies, gowns, robes and chemises, shapewear, corsets, dresses, slacks, tops and skirts.	New application filed.

PREMIERE LINE BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,456,537	Issued 7/1/08	7/1/18	25	12/1/06 12/1/06	7/2/13 - 7/1/14	FOH	Lingerie, lingerie accessories, namely, brassieres, adhesive bras, foundation garments, breast enhancer bras, shorts and panties.	Decl. of Cont. Use & Incontestability due between 7/2/13 – 7/1/14.

SEDUCTION BY FREDERICK’S OF HOLLYWOOD	SN 77/774228	Filed 7/10/09		25	3/1/2005 3/1/2005		FOH	Lingerie, bras, bustiers, garter belts, garters, thongs, underwear.	Office Action issued. Response filed March 2010. Awaiting potential cancellation of cited SEDUCTION reg. by FAVIANA for dresses (Decl. of Use due 5/17/10-11).

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
THE HOLLYWOOD EXXTREME CLEAVAGE & Design	Reg. No. 3,164,722	Issued 10/31/06	10/31/16	25	9/2003 9/2003	11/1/11 / 10/31/12	FOH	Clothing, namely bras.	Decl. of Cont. Use & Incontestability due between 11/1/11 – 10/31/12.

THE ORIGINAL SEX SYMBOL	Reg. No. 3,156,626	Issued 10/17/06	10/17/16	35	6/2003 6/2003	10/18/11 - 10/17/12	FOH
Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
									Decl. of Continued Use & Incontestability due between 10/18/11-10/17/12.

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
AUSTRALIA
FREDERICK’S OF HOLLYWOOD (Graphic)	Prefiling No. 03502129 Reg. No. 1111916	Issued 5/5/06	5/5/16	25, 35	N/A	N/A	FOH
025 – Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

035 - Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Renewal due by 5/5/16.

CANADA
FREDERICK’S	Reg. No. 259,265	Issued 5/29/1981	5/29/11	N/A	FOH
- Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses, (women's and girls'), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, pantyhose, paste-on bras, peignor sets, petticoats, playsuits, robes, shirts (men's and boys') shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, under shorts, and waist cinchers.
- Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses, (women's and girls'), dusters, foundation garments, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant-sets, pantsuits, pantyhose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, (men's and boys') shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, under shorts, and waist cinchers.
- Hairpieces and wigs.
- Breast cream, perfume, skin lotion, nail enamel, nail polish, shaving cream, face wrinkle cream and body massage cream.
SERVICES:  Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.
Renewal due by 5/29/11.

FREDERICK’S OF HOLLYWOOD	Reg. No. 425,958	Issued 4/15/1994	4/15/24	N/A	FOH
Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses (women's and girls), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist clinchers.
- Gowns, lingerie, blouses, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, dresses (women's and girls), dusters, foundation garments, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist clinchers.
SERVICES: Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.
- Retail store and mail order services in the fields of clothing.
Renewal filed 2009. Next renewal due by 4/15/24.

CHINA
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 5342299	Issued 3/7/10	35	N/A	FOH
Mail order catalogue and computerized on-line retail store services and advertising in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.

							Notification of Receipt for Trademark Application received. Per Trademark Agent, marks taking 3 -4 years to issue. Registered 3/7/10.

FREDERICK’S OF HOLLYWOOD (Graphic)	Filing No. 5342300	5/11/2006	25	N/A	FOH	Clothing.
Notification of Receipt for Trademark Application received.
Office Action received.  Application not allowed.  Trademark Agent recommends re-filing of application to get another review, at this time can add classes 3 (fragrance) and 14 (jewelry), as well as swimwear to new application.

EUROPEAN UNION
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 005058979	Reg. Date 4/17/07	5/4/2016	3, 25, 35	N/A	N/A	FOH
003 - Personal care products, namely, nail polish, nail polish remover, nail stencils, hard artificial nails, fragrant body splash, hand lotion, face lotion, hand soap, face soap, hair shampoo, hair conditioner, hair styling gel, hair spray, hair dyes, hair rinses, perfume, cologne, toilet water, and essential oils for personal use, mascara, blush, eye shadow, lip stick, lip gloss, make-up powder and make-up foundation, make-up remover, eye cream, hand cream, body cream, face cream, cosmetic astringent for the face, face cleanser, bath oil, bath beads, face powder, bath powder, talcum powder, non-medicated blemish stick, shaving cream, deodorant, potpourri, scented beads, body suntan lotion, face suntan lotion, body sunless tanning lotion, face sunless tanning lotion, body pre-sun tanning lotion, face pre-sun tanning lotion, body after sun tanning lotion and face after sun tanning lotion, laundry care products, namely, dryer fabric softener sheets; home fragrance products, namely, potpourri, room fragrancing gels and toilet soaps; washing compounds for use with lingerie.

025 – Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

035 - Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Renewal due by 5/4/16.

FRANCE
FREDERICK’S	Reg. No. 1490760	Issued 9/27/1968	9/30/18	25	N/A	FOH	Clothing.	Renewed 9/27/08. Next renewal due by 9/30/18.

KOREA
FOH	App. No. 45-2010-0002133	Filed 5/20/2010		3, 25, 35	N/A	FOH
3 – Fragrances; perfumes and colognes; bath oil; body cream; body lotion; body oil; body powder; shower and bath gel; sun care lotions.
25 – Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.
35 – Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.
								Application and Power of Attorney filed.

Frederick’s of Hollywood logo	App. No. 45-2010-0002484	Filed 6/14/2010		3, 25, 35	N/A	FOH
3 – Fragrances; perfumes and colognes; bath oil; body cream; body lotion; body oil; body powder; shower and bath gel; sun care lotions.
25 – Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.
35 – Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.
								Application and Power of Attorney filed.

SAUDI ARABIA
	App. No. 146749	Filed 8/19/2009		25	N/A	FOH	Clothing.	Application accepted for publication. Application estimated to be published for opposition between June and- August of 2010.

	App. No. 146750	Filed 8/19/2009		35	N/A	FOH	Retail services.	Application accepted for publication. Application estimated to be published for opposition between June and- August of 2010.

TAIWAN
FREDERICK’S OF HOLLYWOOD	Reg. No. 533294	Issued 9/1/1991	9/1/11		N/A	FOH	Panty hose.	Renewal due by 9/1/11

FREDERICK’S OF HOLLYWOOD	Reg. No. 536453	Issued 10/1/1991	10/1/11		N/A	FOH	Shirts, swim suits, and underwear.	Renewal due by 10/1/11

2.           Trademarks of Frederick’s of Hollywood Group Inc.

Registration Number	Trademark	Expires	Class	First Use	Goods/Services	Owner	Status
	United States Trademarks
1,605,698	Cinejour	7/10/2020	25	Sep-89
LADIES' AND CHILDREN'S DAY WEAR, NAMELY PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, NAMELY ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, SHIFTS, COVER UPS, SLEEPWEAR, NAMELY GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES
						Frederick's of Hollywood Group Inc.	Filed Application 6/16/2010

2,428,946	M.T.B. Meant to Be [and Design]	2/13/2011	25	Mar-00	CLOTHING, NAMELY, LOUNGEWEAR, AND SLEEPWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 2/13/11

1,190,788	Movie Star	2/23/2012	25	Sep-79	LOUNGEWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 2/23/12

1,190,785	Sweet-Tops (Stylized)	2/23/2012	25	Apr-80	SLEEPWEAR AND LOUNGEWEAR-NAMELY, LOUNGING ROBES, NIGHT GOWNS AND PAJAMAS	Frederick's of Hollywood Group Inc.	Next renewal due by 2/23/12

2,546,914	Stardust	3/12/2012	25	Nov-42
LADIES' APPAREL, NAMELY, BRASSIERES, PANTIES, PETTICOATS, GIRDLES, GARTERS, GARTER BELTS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS,ROMPERS, PLAY SUITS, JUMP SUITS, PATIO SHIRTS, COVER UPS, SLEEPWEAR, GOWNS, PAJAMAS, DORM SHIRTS, NIGHT SHIRTS, BABY DOLL PAJAMAS, CHEMISES, AND NEGLIGEES
						Frederick's of Hollywood Group Inc.	Next renewal due by 3/12/12

2,582,551	Comfy Cozy	6/18/2012	25	Feb-02	SLEEPWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 6/18/12

1,704,269	Heather Nicole	7/28/2012	25	Aug-91
LADIES' AND CHILDREN'S DAY WEAR; NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR; NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, PATIO SHIFTS, COVER UPS, SLEEPWEAR; NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES
						Frederick's of Hollywood Group Inc.	Next renewal due by 7/28/12

1,209,847	Cinema Etoile (Stylized)	9/21/2012	25	Jul-81	WOMEN'S CLOTHING-NAMELY, LINGERIE, NIGHTGOWNS, AND UNDERWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 9/21/2012

1,303,849	Pam Undies (Stylized)	11/6/2014	25	Jan-56	WOMEN'S UNDERWEAR AND SLEEPWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 11/6/2014

2,977,356	Night Maneuvers	7/26/2015	25	Jan-04
WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS
						Frederick's of Hollywood Group Inc.	Next renewal due by 7/26/2015

2,039,454	Night Magic	2/18/2017	25	Jul-96
LADIES' DAY WEAR, NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS; LOUNGEWEAR, NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMP SUITS, PATIOSHIFTS, COVER UPS; SLEEPWEAR, NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES
						Frederick's of Hollywood Group Inc.	Next renewal due by 2/18/2017

345,102	Cuddl' Form (Stylized)	4/13/2017	25	Nov-36	Slips	Frederick's of Hollywood Group Inc.	Next renewal due by 4/13/2017

3,309,506	Cinema Studio	10/9/2017	25	Jan-07
WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLL PAJAMAS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES IN THE NATURE OF BRASSIERES OFSMALLER DESIGN, PANTIES, BUSTIERS, BABYDOLL PAJAMA SETS COMPRISED OF TOPS AND PANTIES, AND TWO PIECE PAJAMA SETS COMPRISED OF TOPS AND SHORTS
						Frederick's of Hollywood Group Inc.	Next renewal due by 10/9/2017
3,373,701	Knickers by Cinema Etoile	1/22/2018	25	Sep-07	Panties	Frederick's of Hollywood Group Inc.	Next renewal due by 1/22/2018
1,499,666	Starry Nites	8/9/2018	25	Feb-86	LADIES SLEEPWEAR, NAMELY NIGHTSHIRTS, BABY DOLLS, PAJAMAS, TEDDIES, PANTIES, NIGHTGOWNS, AND ROBES	Frederick's of Hollywood Group Inc.	Next renewal due by 8/9/2018
3,489,101	The Boudoir Collection	8/19/2018	25	Apr-04
WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS
						Frederick's of Hollywood Group Inc.	Next renewal due by 8/19/2018
2,228,727	Seductive wear by Cinema Etoile	3/2/2019	25	Jun-95	WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS	Frederick's of Hollywood Group Inc.	Next renewal due by 3/2/2019
2,228,739	Seductive Wear	3/2/2019	25	Jun-95	WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS	Frederick's of Hollywood Group Inc.	Next renewal due by 3/2/2019
3,701,373	Sleepwear 4 Nappin' & Yappin	10/27/2019	25	Jan-95	Shorts, T-shirts, Sweatshirts, Sweatpants and Jackets	Frederick's of Hollywood Group Inc.	Next renewal due by 10/27/2019
3,710,385	Camiette	11/10/2019	25	Jun-09	Ladies' bras, bralettes, camisoles	Frederick's of Hollywood Group Inc.	Next renewal due by 11/10/2019
3,711,640	World's Biggest Sleep Shirt	11/17/2009	25	Jan-95	Shorts, T-shirts, Sweatshirts, Sweatpants and Jackets	Frederick's of Hollywood Group Inc.	Next renewal due by 11/17/10
3,716,764	Demisole	11/24/2019	25	Jun-09	Ladies' bras, bralettes, camisoles	Frederick's of Hollywood Group Inc.	Next renewal due by 11/24/2019
690,969	Movie Star	1/5/2020	25	Apr-37	UNDERGARMENTS, SLEEPWEAR, AND LINGERIE	Frederick's of Hollywood Group Inc.	Next renewal due by 1/5/2020
1,585,795	Real Shapes	3/6/2020	25	May-89	PANTIES AND COORDINATING TOPS NAMELY HALTERS, TANK TOPS, UNCONSTRUCTED BRA LIKE TOPS AND TEDDIES	Frederick's of Hollywood Group Inc.	Next renewal due by 3/6/2020

Commonwealth of Puerto Rico
13,801	Movie Star	6/10/2016	25	Jun-66	UNDERGARMENTS SLEEPWEAR & LINGERIE	Movie Star, Inc.	Next renewal due by 6/10/2016
International Trademarks
1,265,919	Movie Star (France)	3/19/2014	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 3/19/2014
243,927	Movie Star (Mexico)	8/10/2014	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 8/10/2014
3,242,887	Movie Star (Japan)	12/25/2016	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 12/25/2016
B 792,537	Movie Star (Great Britain)	6/24/2018	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 6/24/2018
19,600,224	Movie Star (Hong Kong)	11/2/2018	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 11/2/2018

3.           Trademark License Agreements of Frederick’s of Hollywood, Inc.

1.	Licensing Agent Agreement, dated as of December 7, 2009, by and between Frederick’s of Hollywood, Inc. and Vault Agency, LLC.

2.	License Agreement (United States), dated as of April 27, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Blue By Yoo, as Licensee

3.	License Agreement, dated as of June 3, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Silver Moon Creations, Inc., as Licensee

4.	License Agreement (Korea), dated as of June 16, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Blue By Yoo, as Licensee

5.	License Agreement, dated as of June 17, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Pacific Group NY, LLC – Mystery House Costumes, as Licensee

6.	License Agreement, dated as of July 6, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Roffe Accessories, Inc., as Licensee

4.           Copyrights of Frederick’s of Hollywood, Inc. and Subsidiaries

1.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	March 26, 1991
	REGISTRATION NUMBER:	TX-3-055-731
	CREATED:	1991
	PUBLICATION DATE:	February 25, 1991
	NEW MATTER:	New textual and pictorial material and compilation of previous publication material.
	NOTES:	Catalog
	PREVIOUS REGISTRATION:	Prev. reg.

2.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	May 29, 1987
	REGISTRATION NUMBER:	TX-2-083-789
	PUBLICATION DATE:	December 1, 1986
	NEW MATTER:	compilation and additions
	REGISTRATION DEPOSIT:	61 p.

3.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 20, 1991
	REGISTRATION NUMBER:	TX-3-068-104
	ISSUE:	Vol. 59, Issue No. 334
	PUBLICATION DATE:	June 6, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242.
	MISCELLANEOUS:	Issue ti.: Summer fashion sale.

4.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 15, 1991
	REGISTRATION NUMBER:	TX-3-083-055
	ISSUE:	Vol. No. 73, issue no. 362
	PUBLICATION DATE:	March 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood.
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242.

5.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 27, 1992
	REGISTRATION NUMBER:	TX-3-229-421
	ISSUE:	Vol. 76, issue no. 369
	PUBLICATION DATE:	November 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

6.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24, 1992
	REGISTRATION NUMBER:	TX-3-353-063
	ISSUE:	Vol. 79, issue no. 373
	PUBLICATION DATE:	March 30, 1992
	NEW MATTER:	additions and compilation.
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

7.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 14, 1992
	REGISTRATION NUMBER:	TX-3-445-761
	ISSUE:	Vol. 81, issue no. 378
	PUBLICATION DATE:	August 10, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

8.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	February 9, 1993
	REGISTRATION NUMBER:	TX-3-468-373
	ISSUE:	Vol. 81, issue no. 379
	PUBLICATION DATE:	September 14, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

9.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 11, 1993
	REGISTRATION NUMBER:	TX-3-458-894
	ISSUE:	Vol. 82, no. 380
	PUBLICATION DATE:	October 29; 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An. Intimate Experience Description based on: Vol. 34, issue no. 242

10.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 22, 1993
	REGISTRATION NUMBER:	TX-3-504-897
	ISSUE:	Vol. 83, no. 381
	PUBLICATION DATE:	February 25, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162.0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

11.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 23, 1993
	REGISTRATION NUMBER:	TX-3-589-965
	ISSUE:	Vol. 84; issue no. 383
	PUBLICATION DATE:	April 5, 1993
	NEW MATTER:	additions and compilation
	PUBLICATION DATE:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

12.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 8, 1993
	REGISTRATION NUMBER:	TX-M40-936
	ISSUE:	Vol. 84, issue no. 384
	PUBLICATION DATE:	May 10, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

13.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-818
	PUBLICATION DATE:	November 27, 1989
	NOTES:	Catalog

14.	CLASS:	TX (Textual Works).
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-819
	CREATED:	1989
	PUBLICATION DATE:	June 4, 1990
	NOTES:	Catalog

15.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-820
	PUBLICATION DATE:	July 9, 1990
	NOTES:	Catalog

16.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	December 17, 1990
	REGISTRATION NUMBER:	TX-2-973-520
	PUBLICATION DATE:	November 26, 1990
	NEW MATTER:	additions and compilation
	NOTES:	Catalog

17.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 1, 1987
	REGISTRATION NUMBER:	TX-2-095-037
	ISSUE:	Vol. 51, issue no. 317
	PUBLICATION DATE:	August 11, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Spectacular! 40th anniversary of beauty and fashion

18.	APPLICATION TITLE:	Summer fashion sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-277-414
	ISSUE:	Vol. no. 54, issue no. 325
	PUBLICATION DATE:	July 13, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7500

19.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-282-497
	ISSUE:	Vol. no. 55, issue no. 326
	PUBLICATION DATE:	August 10, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7600. Issue ti.: Frederick’s of Hollywood, an Intimate Experience.

20.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 18, 1988
	REGISTRATION NUMBER:	TX-2-374-563
	ISSUE:	Vol. no. 51, issue no. 318
	PUBLICATION DATE:	September 15;1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6700. Issue ti.: Christmas magic.

21.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 9, 1988
	REGISTRATION NUMBER:	TX-2-364-387
	ISSUE:	Vol. no. 51, issue no. 319
	PUBLICATION DATE:	October 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6800. Issue ti.: Christmas as special as you!

22.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-525-172
	ISSUE:	Vol. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 8800. Issue ti.: Happy holidays!

23.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-675-429, TX-2-533-225
	ISSUE:	Vol. 61, issue no. 339
	PUBLICATION DATE:	November 28, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 9100. Issue ti.: Sale.

24.	APPLICATION TITLE:	Happy Holidays!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 31, 1989
	REGISTRATION NUMBER:	TX-2-675-597
	ISSUE:	Vol. no. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

25.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 22, 1988
	REGISTRATION NUMBER:	TX-2-759-322
	ISSUE:	Vol. 60, no. 337
	PUBLICATION DATE:	September 12, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

26.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 18, 1989
	REGISTRATION NUMBER:	TX-2-727-721
	ISSUE:	Vol. 62, no. 340
	PUBLICATION DATE:	January 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242
	MISCELLANEOUS:	(C. O. corres.)

27.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-883-506
	ISSUE:	Vol. 65, no. 348
	PUBLICATION DATE:	October 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242

28.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 11, 1978
	REGISTRATION NUMBER:	TX-48-091
	ISSUE:	Vol. 32, issue no. 217
	PUBLICATION DATE:	December 5, 1977
	IN NOTICE YEAR:	1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32; issue no. 217, December 5, 1977
	MISCELLANEOUS:	Issue ti.: Save.

29.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24,1978
	REGISTRATION NUMBER:	TX-72-624
	ISSUE:	Vol. 32, no. 218
	PUBLICATION DATE:	January 20, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: The Label makes the difference.

30.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-205-088
	ISSUE:	Vol. 32, issue no. 226
	PUBLICATION DATE:	September 15, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Be wildly romantic!!!

31.	APPLICATION TITLE:	Frederick’s on sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1979
	REGISTRATION NUMBER:	TX-203-347
	ISSUE:	Vol. 33, no. 228
	PUBLICATION DATE:	December 5, 1978
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

32.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 8, 1979
	REGISTRATION NUMBER:	TX-204-564
	ISSUE:	Vol. 33, no. 229
	PUBLICATION DATE:	January 18, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

33.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 1, 1979
	REGISTRATION NUMBER:	TX-356-662
	ISSUE:	Vol. 33, no. 233
	PUBLICATION DATE:	June 6, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Better buy now! Save now, save now

34.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 29, 1979
	REGISTRATION NUMBER:	TX-354-315
	ISSUE:	Vol. 33, issue no. 235
	PUBLICATION DATE:	August 1, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: How to get your man and keep him!

35.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 15, 1983
	REGISTRATION NUMBER:	TX-1-152-466
	ISSUE:	Vol. 36, issue no. 266
	PUBLICATION DATE:	additions and compilations
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale, sale, sale, buy now!: It’s worth every thrill.

36.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 29, 1983
	REGISTRATION NUMBER:	TX-1-237-999
	ISSUE:	Vol. 40, issue no. 279
	PUBLICATION DATE:	September 15, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Fall fantasies for you and your lover. (C. O. corres.)

37.	APPLICATION TITLE:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 2, 1984
	REGISTRATION NUMBER:	TX-1-380-803
	ISSUE:	Vol. 38, issue no. 276
	PUBLICATION DATE:	June 10, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sultry summer savings!

38.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-706-524
	ISSUE:	Vol. 38, issue no. 291
	PUBLICATION DATE:	September 17, 1984
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: The Glamour of Hollywood holidays is yours! : catalog no. 4601.

39.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-733-066
	ISSUE:	Vol. 40, issue no. 298
	PUBLICATION DATE:	January 18, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sizzling sexy.

40.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-713-998
	ISSUE:	Vol. 42, issue no. 301
	PUBLICATION DATE:	June 10, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale-a-brate : catalog no. 5401.

41.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30, 1986
	REGISTRATION NUMBER:	TX-1-846-894
	ISSUE:	Vol. 47, no. 310
	PUBLICATION DATE:	December 9, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

42.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30;1986
	REGISTRATION NUMBER:	TX-1-838-969
	ISSUE:	Vol. 48, issue no. 311
	PUBLICATION DATE:	January 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242 Issue ti.: The Best kept secrets of sex appeal.

43.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-485-679
	ISSUE:	Vol. 32, issue no. 224
	PUBLICATION DATE:	August 1, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Action! Take, love! thrills! ecstasy! (C.O. corres.)

44.	APPLICATION TITLE:	Break out .. . the news . now!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 5, 1979
	REGISTRATION NUMBER:	TX-396-541
	ISSUE:	Vol. 33, issue no. 231
	ISSUE DATE:	July 10, 1979
	PUBLICATION DATE:	April 11, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	(C.O. corres.)

45.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 30;1979
	REGISTRATION NUMBER:	TX-419-642
	ISSUE:	Vol. 33, issue no. 237
	PUBLICATION DATE:	September 21, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Frederick’s special report, how to do it for the holidays. (C.O. corres.)

46.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 16, 1980
	REGISTRATION NUMBER:	TX-509-248
	ISSUE:	Vol. 34, issue no. 239
	PUBLICATION DATE:	December 5, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Better buy now! : Sale, more for less.

47.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 18, 1980
	REGISTRATION NUMBER:	TX-511-877
	ISSUE:	Vol. 34, issue no. 240
	PUBLICATION DATE:	January 21, 1980
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Summer love : how to get it by spring.

48.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 29, 1980
	REGISTRATION NUMBER:	TX-646-970
	ISSUE:	Vol. 34, issue no. 248
	PUBLICATION DATE:	September 23, 1980
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Follow me, surrender to Frederick’s.

49.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 5, 1981
	REGISTRATION NUMBER:	TX-641-660
	ISSUE:	Vol. 35, issue no. 251
	PUBLICATION DATE:	January 23, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: I’ve got my man! You deserve yours!

50.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 8, 1981
	REGISTRATION NUMBER:	TX-707-738
	ISSUE:	Vol. 35, issue no. 253
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Show off now!

51.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 22, 1981
	REGISTRATION NUMBER:	TX-852-256
	ISSUE:	Vol. 35, issue no. 255
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

52.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-895-688
	ISSUE:	Vol. 35, issue no. 257
	PUBLICATION DATE:	August 1, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Just imagine, a new sexier you! (C.O. corres.)

53.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-872-313
	ISSUE:	Vol. 35, issue no. 259
	PUBLICATION DATE:	September 15, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Don’t miss it.

54.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Crédit Agricole Indosuez
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1990
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

55.	APPLICATION TIME:	Intimate details by Frederick’s of Hollywood.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 24, 1990
	ISSUE:	Vol. 1, issue no. 1
	PUBLICATION DATE:	September 19, 1990
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	NOTES:	Frequency unknown.

56.	OWNER:	Private Moments, Inc.
	APPLICATION AUTHOR:	New textual and pictorial material; Private Moments, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	September 23, 1982
	REGISTRATION NUMBER:	TX-1-085-885
	PUBLICATION DATE:	September 17, 1982
	NEW MATTER:	“new textual and pictorial material.”
	REGISTRATION DEPOSIT:	23 p.
	IMPRINT:	Los Angeles: Private Moments, c1982.
	MISCELLANEOUS:	C.O. corres.

57.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	June 1, 1987
	PUBLICATION DATE:	February 23, 1987
	NEW MATTER:	additions and compilation

58.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1987
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

5.           Domain Names of Frederick’s of Hollywood, Inc.

Domain Name	Expiration Date
CORSETINI.COM	3/12/2011
FOH-INC.COM	5/17/2011
FOHINC.BIZ	5/16/2011
FOHINC.COM	10/13/2012
FOHINC.INFO	5/17/2011
FOHINC.MOBI	5/17/2011
FOHINC.NET	5/17/2011
FOHINC.ORG	5/17/2011
FOHINC.US	5/16/2011
FREDERICKOFHOLLYWOODLINGERIE.COM	1/9/2011
FREDERICKSBRIDAL.COM	3/15/2011
FREDERICKSCLEARANCE.COM	4/28/2012
FREDERICKSCLEARENCE.COM	4/28/2012
FREDERICKSHOLLYWOOD.COM	1/9/2012
FREDERICKSOFHOLLYWOOD.BIZ	9/14/2011
FREDERICKSOFHOLLYWOOD.NET	12/6/2010
FREDERICKSOFHOLLYWOOD.ORG	12/6/2010
FREDERICKSOFHOLLYWOOD.WS	9/15/2011
FREDERICKSOFHOLLYWOODLING.COM	9/15/2011
FREDERICKSOFHOLLYWOODLING.NET	9/15/2011
FREDERICKSOFHOLLYWOODLING.ORG	9/15/2011
FREDERICKSOFHOLLYWOODLINGERIE.COM	5/17/2011
FREDERICKSSALE.COM	4/28/2012
FREDRICKHOLLYWOOD.COM	8/29/2011
FREDRICKOFHOLYWOOD.COM	9/10/2011
FREDRICKS-OF-HOLLYWOOD.COM	12/27/2011
FREDRICKS-OF-HOLLYWOOD.NET	10/1/2011
FREDRICKS-OF-HOLLYWOOD.ORG	10/1/2011
FREDRICKSCLOTHING.COM	9/10/2011
FREDRICKSDESIGN.COM	2/4/2011
FREDRICKSINHOLLYWOOD.COM	9/10/2011
FREDRICKSLINGERIE.COM	9/10/2011
FREDRICKSOFHOLLYWOOD.BIZ	9/30/2011
FREDRICKSOFHOLLYWOOD.COM	5/11/2011
FREDRICKSOFHOLLYWOOD.NET	12/27/2011
FREDRICKSOFHOLLYWOOD.ORG	10/1/2011
FREDRICKSOFHOLLYWOODLINGE.BIZ	9/14/2011
FREDRICKSOFHOLLYWOODLINGE.COM	9/15/2011
FREDRICKSOFHOLLYWOODLINGE.NET	9/15/2011
FREDRICKSOFHOLLYWOODLINGE.ORG	9/15/2011

FREDRICKSOFHOLLYWOODLINGERIE.COM	9/10/2011
FREDRICKSOFHOLYWOOD.COM	2/4/2011
HOLLYWOODNAUGHTYKNICKERS.COM	11/14/2010
HOLLYWOODNAUGHTYKNICKERS.NET	9/15/2011
HOLLYWOODNAUGHTYKNICKERS.ORG	9/15/2011
HOLLYWOODTRIPLEFEATURE.COM	8/22/2011
HOLLYWOODTRIPLEFEATURE.NET	6/24/2011
HOLLYWOODTRIPLETHREAT.COM	3/27/2012
MYSEXYWEDDING.COM	3/12/2011
OHYESIDO.COM	3/16/2011
SEDUCTIONBYFREDERICKS.COM	8/22/2011
SEDUCTIONBYFREDERICKS.NET	6/24/2011
SEDUCTIONBYFREDERICKSOFHOLLYWOOD.COM	8/22/2011
SEDUCTIONBYFREDERICKSOFHOLLYWOOD.NET	6/24/2011
SUPERSTARSALE.COM	4/30/2011
TRIPLEFEATUREBRA.COM	8/22/2011
TRIPLEFEATUREBRA.NET	6/24/2011
VOWTOBESEXY.COM	3/17/2011
WWWFREDERICKS.COM	2/6/2011
WWWFREDRICKS.COM	2/6/2011
BRAPOWER.COM	3/4/2012
FREDERICKS.COM	8/10/2011
GETCHEEKY.COM	3/1/2012
HOLLYWOODLORISE.COM	4/9/2012
HOLLYWOODLOWRISE.COM	4/9/2012

Host Names (at Data Return)	No expiration date
MAIL.FREDERICKS.COM
STAGEWEB.FREDERICKS.COM
EMAILS.FREDERICKS.COM

6.           Domain Names of Frederick’s of Hollywood Group Inc.

Domain Name	Expiration Date
MOVIESTARINC.NET	10/18/2010
FOHGROUP.COM	2/16/2011
FOHGROUP.NET	2/16/2011
FREDERICKSGROUP.COM	3/31/2011
FREDERICKSGROUP.NET	3/31/2011
CINEMAETOILE.COM	6/10/2011
MOVIESTARINC.COM	5/20/2012
MOVIESTARLINGERIE.COM	6/13/2012

SCHEDULE III

LOCATIONS OF GRANTOR AND OTHER BORROWERS

Name	Store	Address	City	State	Zip	Contains Equipment, Fixtures, or Inventory	Contains Books and Records Concerning Accounts and originals of Chattel Paper

Stores

Flagship Hollywood	10	6751 Hollywood Blvd	Hollywood	California	90028	Yes

Lakewood Center	24	12/13 Lakewood Center Mall	Lakewood	California	90712	Yes

Topanga Plaza	25	6600 Topanga Canyon Blvd, SP 2044	Canoga Park	California	91303	Yes

Inland Center Mall	27	500 Inland Center Dr, SP 332	San Bernardino	California	92408	Yes

Crossroads Mall	56	H2042 Crossroads Mall	Oklahoma City	Oklahoma	73149	Yes

Southridge Mall	58	5300 S. 76th St.	Greendale	Wisconsin	53129	Yes

Northeast Mall	60	1101 Melbourne DrSte 2256	Hurst	Texas	76053	Yes

Del Amo Fashion Square	62	3525 Carson St, Sp. #29	Torrance	California	90503	Yes

Irving Mall	65	2409 Irving Mall	Irving	Texas	75062	Yes

Woodfield Mall	69	Woodfield MallSp.E-111A	Schaumburg	Illinois	60173	Yes

Sunrise Mall	75	5957 Sunrise Mall	Citrus Heights	California	95610	Yes

Town East Mall	77	2154 Town East Mall	Mesquite	Texas	75150	Yes

Westminster Mall	105	1081 Westminster Mall	Westminster	California	92683	Yes

Southlake Mall	109	2233 Southlake Mall	Merrillville	Indiana	46410	Yes

Metro Center	111	9617 North Metro Parkway West	Phoenix	Arizona	85051	Yes

St. Clair Square	113	240 St. Clair Square	Fairview Heights	Illinois	62208	Yes

University Square	116	2147 University Square Mall	Tampa	Florida	33612	Yes

The Plaza at West Covina	119	657 Plaza Dr.	West Covina	California	91790	Yes

Towne East Square	125	7700 E. Kellogg	Wichita	Kansas	67207	Yes

North Riverside Park	126	7501 W. Cermak Rd., Sp. #D9	North Riverside	Illinois	60546	Yes

Woodland Hills	132	7021 S. Memorial	Tulsa	Oklahoma	74133	Yes

Coronado Center	135	6600 Menaul Blvd NE, Sp. B-005	Albuquerque	New Mexico	87110	Yes

Vancouver Mall	139	8700 NE Vancouver Mall Dr.	Vancouver	Washington	98662	Yes

Southlake Mall	140	1227 Southlake Mall	Morrow	Georgia	30260	Yes

Woburn Mall	143	300 Mishawum Rd.	Woburn	Massachusetts	01801	Yes

Ingram Park	146	6301 North West Loop 410	San Antonio	Texas	78238	Yes

Pearlridge Shopping Center	160	234 Pearlridge Center98-1005 Moanalua Rd, Sp. 109	Aiea	Hawaii	96701	Yes

Crossroads	161	6650 S Westnedge Ave. Space 210	Kalamazoo	Michigan	49024	Yes

The Meadows	163	4300 Meadows Ln., Sp.2307	Las Vegas	Nevada	89107	Yes

Chicago Ridge Mall	168	300 Chicago Ridge Mall	Chicago Ridge	Illinois	60415	Yes

Holyoke Mall at Ingleside	169	50 Holyoke St, Box 10212 Space F-379	Holyoke	Massachusetts	01041	Yes

Lynnhaven Parkway	170	701 Lynnhaven Pkwy, Sp E17	Virginia Beach	Virginia	23452	Yes

Barton Creek Square	171	2901 Capitol of Texas Hwy, Sp A13	Austin	Texas	78746	Yes

Brea Mall	174	2062 Brea Mall	Brea	California	92821	Yes

Broadway Mall	178	602 Broadway Mall	Hicksville	New York	11801	Yes

King of Prussia Plaza	190	160 N. Gulph Rd. Suite 2039	King of Prussia	Pennsylvania	19406	Yes

Crossgates Mall	197	120 Washington Ave., Ext.	Albany	New York	12203	Yes

Arden Fair	198	1689 Arden Way, Sp.2192	Sacramento	California	95815	Yes

Montclair Plaza	200	2142 Montclair Plaza Ln. Sp. #2142	Montclair	California	91763	Yes

Parkdale Mall	203	200 Parkdale Mall, Unit H-800	Beaumont	Texas	77706	Yes

Mall of Victor Valley	211	14400 Bear Valley Rd, Sp.321	Victorville	California	92392	Yes

Governor's Square	212	2801 Guthrie Hwy, Sp 430	Clarksville	Tennessee	37040	Yes

Eastridge Shopping Center	213	2200 Eastridge Loop Space 1016	San Jose	California	95122	Yes

Mission Valley	214	1640 Camino Del Rio North, #155	San Diego	California	92108	Yes

Plaza Bonita	215	3030 Plaza Bonita Rd., #2280	National City	California	91950	Yes

Plaza Camino Real	216	2525 El Camino Real, Sp. 246	Carlsbad	California	92008	Yes

Escondido Promenade	217	1274-A Auto Park Way	Escondido	California	92029	Yes

Coddingtown Center	225	278 Coddington Center Sp. E-1	Santa Rosa	California	95401	Yes

Melbourne Square	226	1700 W. New Haven Ave, #473	Melbourne	Florida	32904	Yes

Northridge Fashion Center	227	9301 Tampa Ave, Sp 194	Northridge	California	91324	Yes

Mall at Weberstown	230	4950 Pacific Ave, Sp 235	Stockton	California	95207	Yes

Walden Galleria	231	I-90 & Walden Ave, #G209	Buffalo	New York	14225	Yes

Chico Mall	232	1950 E. 20th St, Sp G-711	Chico	California	95928	Yes

Solano Mall	237	1350 Travis Blvd.	Fairfield	California	94533	Yes

Lakeland Square Mall	238	3800 N. Highway 98, Rm 182	Lakeland	Florida	33809	Yes

Emerald Square Mall	245	999 S. Washington St.	N. Attleborough	Massachusetts	02760	Yes

Cordova Mall	246	5100 N. 9th Ave Sp F607	Pensacola	Florida	32504	Yes

Greendale Mall	247	7 Neponset St., Ste 264	Worcester	Massachusetts	01606	Yes

Town Center at Cobb	248	400 Ernest W.Barrett Pkwy, #253	Kennesaw	Georgia	30144	Yes

Stonewood Shopping Center	251	261 Stonewood St, Sp B35	Downey	California	90241	Yes

Parkway Plaza	257	815 Parkway Plaza	El Cajon	California	92020	Yes

Antelope Valley Mall	263	1233 West Avenue "P", Sp.323	Palmdale	California	93551	Yes

Parks at Arlington	266	3811 S.Cooper, Sp.1010 Box #150145	Arlington	Texas	76015	Yes

Marley Station	270	7900 Ritchie Hwy, Sp. B105	Glen Burnie	Maryland	21061	Yes

Northwoods Mall	273	2150 Northwoods Blvd	N. Charleston	South Carolina	29406	Yes

Mid-Rivers Mall	275	2320 Mid Rivers Mall	St. Peters	Missouri	63376	Yes

Stoneridge Mall	280	1204 Stoneridge Mall Rd., Sp 235	Pleasanton	California	94588	Yes

Lloyd Center	284	947 Lloyd Center, Sp.C-108	Portland	Oregon	97232	Yes

Gwinnett Place	285	2100 Pleasant Hill Rd, Ste 378	Duluth	Georgia	30096	Yes

Glendale Galleria	286	1306 Glendale Galleria	Glendale	California	91210	Yes

Galleria at Tyler	288	1220 Galleria @ Tyler, Sp.G2	Riverside	California	92503	Yes

Crystal Mall	293	850 Hartford Turnpike, Sp. P222	Waterford	Connecticut	06385	Yes

Mall at Rockingham Park	296	99 Rockingham Park Blvd, Ste 2321	Salem	New Hampshire	03079	Yes

Miami International Mall	297	1455 NW 107th Ave, Sp.876A	Miami	Florida	33172	Yes

Clackamas Town Center	298	2201-12000 SE 82nd Ave, Sp E-213	Portland	Oregon	97266	Yes

Staten Island Mall	300	2655 Richmond Ave, Sp.1140	Staten Island	New York	10314	Yes

Orlando Fashion Square	301	3201 E.Colonial Dr, Sp.M4	Orlando	Florida	32803	Yes

Valley Plaza Shopping Center	303	2701 Ming Ave, Sp. 151	Bakersfield	California	93304	Yes

Rosedale Center	304	306 Rosedale Center, Sp.S-24	Roseville	Minnesota	55113	Yes

Newport Center	308	30 Mall Dr. W, Sp B11/B12	Jersey City	New Jersey	07310	Yes

The Fashion Center at Pentagon	310	1100 S.Hayes St Sp.Y-6	Arlington	Virginia	22202	Yes

Orange Park Mall	312	1910 Wells Rd, Sp. H16	Orange Park	Florida	32073	Yes

Tucson Mall	317	4500 N.Oracle Rd, Sp.274	Tuscon	Arizona	85705	Yes

Fairlane Town Center	320	18900 Michigan Ave, Sp.M306	Dearborn	Michigan	48126	Yes

Fairfield Commons	321	2727 Fairfield Commons	Beaver Creek	Ohio	45431	Yes

Hulen Mall	323	4800 S. Hulen St Sp. 242	Fort Worth	Texas	76132	Yes

Northgate Mall	326	9647 Colerain Ave, Sp.48	Cincinnati	Ohio	45251	Yes

Parmatown Mall	329	7795 W. Ridgewood Dr	Parma	Ohio	44129	Yes

Sunrise Mall	335	1155 Sunrise Mall Space 1025	Massapequa	New York	11758	Yes

Lakeline Mall	337	11200 Lakeline Mall Dr, Sp. M17	Cedar Park	Texas	78613	Yes

The Block	342	20 City Blvd. West Bldg. G4, Ste 610	Orange	California	92868	Yes

Sun Valley	350	264 Sun Valley Mall, Space D128	Concord	California	94520	Yes

Arizona Mills	351	5000 Arizona Mills Circle Space 224	Temple	Arizona	85282	Yes

The Boulevard Mall	352	3680 Maryland Parkway Sp., 146	Las Vegas	Nevada	89109	Yes

Chandler Fashion Center	355	3111 West Chandler Blvd.	Chandler	Arizona	85226	Yes

Great Lakes Crossing	356	4044 Baldwin Road Sp. 314	Auburn Hills	Michigan	48326	Yes

Discover Mills	357	5900 Sugarloaf Pkwy Sp. 458	Lawrenceville	Georgia	30043	Yes

Ontario Mills	358	One Mills Circle Space #523	Ontario	California	91764	Yes

Katy Mills	362	5000 Katy Circle, Space 161	Katy	Texas	77494	Yes

Fashion Show Mall	363	3200 Las Vegas Blvd. Space 2320	Las Vegas	Nevada	89109	Yes

Oakridge Mall	364	925 Blossom Hill Rd.Sp. 1553	San Jose	California	95123	Yes

Westfield Shoppingtown Santa Anita	365	400 South Baldwin Ave Suite #706-L	Arcadia	California	91007	Yes

Irvine Spectrum	366	83 Fortune Dr #235	Irvine	California	92618	Yes

The Shops at La Cantera	367	15900 La Cantera Pkwy Bldg 11, Ste 11095	San Antonio	Texas	78256	Yes

Memorial City Mall	368	852 Memorial City Way	Houston	Texas	77024	Yes

Citrus Park	369	8021 Citrus Park Town Center	Tampa	Florida	33625	Yes

Westfield Brandon	370	355 Brandon Town Center	Brandon	Florida	33511	Yes

The Shops at Tanforan	371	1150 El Camino Real Suite 101	San Bruno	California	94066	Yes

Westfield Countryside	372	27001 US Highway 19 North, Suite 1063	Clearwater	Florida	33761	Yes

Westfield San Francisco	374	865 Market St. Sp #314	San Francisco	California	94103	Yes

The Promenade Shops at Dos Lagos	375	2785 Cabot Drive Suite #152	Corona	California	92883	Yes

Kings Plaza	376	5100 Kings Plaza Sp #159	Brooklyn	New York	11234	Yes

Coastland Center	377	1900 North Tamiami Trail, Space #J-9	Naples	Florida	34102	Yes

Miracle Mile	379	3663 Las Vegas Blvd., Space H125A	Las Vegas	Nevada	89109	Yes

Fox Hills	380	6000 Sepulveda Blvd. Suite #1430	Culver City	California	90230	Yes

Coral Square	381	9133 W. Atlantic Blvd., Space 9553	Coral Springs	Florida	33071	Yes

Mandalay Bay	382	3930 Las Vegas Blvd South, Space #104	Las Vegas	Nevada	89119	Yes

Edison Mall	383	4125 Cleveland Ave., Space 1700	Fort Myers	Florida	33901	Yes

Seminole Town Center	384	200 Towne Center Circle, Space B-3	Sanford	Florida	32771	Yes

Main Place	385	2800 N. Main Street, Space 610	Santa Ana	CA	92705	Yes

Galleria at Roseville	386	1151 Galleria Blvd., Space 257B	Roseville	CA	95678	Yes

Fresno Fashion Fair	387	601 East Shaw Ave.	Fresno	CA	93710	Yes

Horton Plaza	388	324 Horton Plaza, Space N219	San Diego	CA	92101	Yes

North County	389	200 East Via Rancho Parkway, Space D469	Escondido	CA	92025	Yes

Mall of America	390	60 East Broadway, Space N275	Bloomington	MN	55425	Yes

Westfield Broward Shopping Center	402	8000 West Broward Blvd., Space 1313	Plantation	FL	33388	Yes

Other

Retail Corporate Office	N/A	6255 Sunset Blvd.	Hollywood	California	90028	Yes	Yes

Phoenix Operations Center	N/A	5005 S 40th St.	Phoenix	Arizona	85040	Yes

Wholesale Corporate Office	N/A	1115 Broadway	New York	New York	10010	Yes	Yes

Sales Office and Showroom	N/A	180 Madison Avenue	New York	New York	10018	Yes

Warehouse and Distribution	N/A	100 Highway 11 North	Poplarville	MS	39470	Yes

Sample and Patternmaking	N/A	Km. 26 Bo. Dolores, Rizal	Philippines	Manila		Yes

Office	N/A	12/Floor, "A" Hang Cheong Factory Bldg 1, Wing Ming Street, Cheung Sha Wan	Kowloon	Hong Kong

The Chief Executive Officer splits his time between 6255 Sunset Blvd Hollywood California and 1115 Broadway New York New York.

SCHEDULE IV
INTENTIONALLY OMITTED

SCHEDULE V
UCC FINANCING STATEMENTS

SCHEDULE VI
COMMERCIAL TORT CLAIMS
[NONE]

EXHIBIT A

AGREEMENT FOR SECURITY

[(TRADEMARKS)] [(PATENTS)] [(COPYRIGHTS)]

WHEREAS, ____________________ (“Borrower”) [has either applied for or has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”)] [has applied for or holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered or applied for in the United States Copyright Office (the “Copyrights”)];

WHEREAS, Borrower has entered into a Security Agreement, dated July ____, 2010 (as amended or otherwise modified from time to time, the “Security Agreement”), in favor of Hilco Brands, LLC, as agent for certain lenders (the “Agent”);

WHEREAS, pursuant to the Security Agreement, Borrower has granted to the Agent for the benefit of the lenders a continuing security interest in all right, title and interest of Borrower in, to and under the [Trademarks, together with, among other things, the goodwill of the business symbolized by such Trademarks] [Patents] [Copyrights] and all applications and registrations thereof and therefore, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, satisfaction, performance and observance of the Obligations (as such terms are defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does grant to the Agent for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, satisfaction, performance and observance of the Obligations.

Borrower does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Exh. A-1

IN WITNESS WHEREOF, Borrower has caused this Agreement for Security to be duly executed by its officer thereunto duly authorized as of _____________ __, 20__.

[BORROWER]

By:
Name:
Title:

STATE OF ____________
ss.:
COUNTY OF __________

On this ____ day of _______________, 20__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the ________________ of _______________________________________, a ____________________, and that he executed the foregoing instrument in the firm name of _______________________________________, and that s/he had authority to sign the same, and s/he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

___________________________________________
Exh. A-2

SCHEDULE 1A TO AGREEMENT FOR SECURITY

[(TRADEMARKS AND TRADEMARK APPLICATIONS)

Trademarks and Trademark Applications Owned
by ______________________________]

[(PATENTS AND PATENT APPLICATIONS)

Patents and Patent Applications Owned
by _____________________________]

[(COPYRIGHTS AND COPYRIGHT APPLICATIONS)

Copyrights and Copyright Applications owned
by_______________________________]

Exh. A-3

TABLE OF CONTENTS